                           PROSPECTUS SUPPLEMENT TO
                                  PROSPECTUS
                             DATED MAY 1, 1997 OF
       VAN ECK/CHUBB FUNDS, INC. (FORMERLY CHUBB INVESTMENT FUNDS, INC.)

AMENDMENT TO THE PROSPECTUS--"INVESTMENT OBJECTIVES AND POLICIES"

  The Board of Directors of Van Eck/Chubb Funds, Inc. (the "Company") has determined that it is in the best interests of shareholders to reorganize Van Eck/Chubb Money Market Fund into Van Eck U.S. Government Money Fund, a series of Van Eck Funds. The investment administrator of the Company is Van Eck Associates Corporation and its shares are distributed by Van Eck Securities Corporation. The investment adviser to Van Eck U.S. Government Money Fund is Van Eck Associates Corporation. The Board concluded that the reorganization would reduce investor confusion between the two affiliated money market funds. The reorganization is expected to occur on or about April 24, 1998.

AMENDMENT TO THE PROSPECTUS--"MANAGEMENT OF THE COMPANY--INVESTMENT MANAGER"

  Roger Brookhouse and Emma Fishwick now serve as Co-Portfolio Managers of Van Eck/Chubb Global Income Fund (the "Fund"), together with Marjorie Raines. Mr. Brookhouse is Senior Vice-President of Chubb Asset Managers, Inc., the Fund's investment manager, and has been employed by Chubb Asset Managers since 1995; he is also President and Chief Investment Officer of Chubb Investment Services Limited since 1993. From 1990 to 1992, Mr. Brookhouse was managing director, international institutional investment, at Credit Suisse Asset Management Ltd. Ms. Fishwick has been employed by Chubb Asset Managers and has been a Director and Senior Portfolio Manager of Chubb Investment Services Limited since 1997. Prior to that, Ms. Fishwick has had twelve years experience in investment management at County Natwest, Lloyds Bank and Credit Suisse.

AMENDMENT TO THE PROSPECTUS--"MANAGEMENT OF THE COMPANY TRANSFER AGENT"

  Effective April 6, 1998, the Company's transfer agent will be DST Systems, Inc., P.O. Box 418407, Kansas City, Missouri 64141. For communications by overnight courier, the address is DST Systems, Inc., 210 West 10th Street, 8th Floor, Kansas City, Missouri 64105. The toll-free telephone number for DST is
(800) 544-4653.

AMENDMENT TO THE PROSPECTUS--"PURCHASE OF SHARES"

  Effective April 6, 1998, the sales charge imposed on shares of each of the Funds except Money Market Fund (which is sold without a sales charge) will be revised to be as follows:

                                            SALES CHARGE AS A     DISCOUNT TO
                                              PERCENTAGE OF    BROKERS OR AGENTS
                                           -------------------  AS A PERCENTAGE
                                           OFFERING NET AMOUNT      OF THE
DOLLAR AMOUNT OF PURCHASE                   PRICE    INVESTED   OFFERING PRICE*
-------------------------                  -------- ---------- -----------------
Less than $100,000........................   4.75%     5.0%          4.00%
$100,000 but less than $250,000...........   3.75%     3.9%          3.15%
$250,000 but less than $500,000...........   2.50%     2.6%          2.00%
$500,000 but less than $1,000,000.........   2.00%     2.0%          1.65%
$1,000,000 and over.......................   None**

--------
* Brokers or agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.
** For any single purchase of $1 million or more, Van Eck Securities
   Corporation, the distributor of the Company's shares (the "Distributor"), may pay a finder's fee to parties eligible to receive such a fee. The fee will be paid during the first two years after any such purchase and is calculated as a quarterly payment equal to 0.0625% (.25% on an annual basis) of the average daily net asset value of the shares purchased that remain outstanding throughout such months. An eligible purchase is a single purchase for a single client (purchases for other clients cannot be aggregated for purposes of qualification for the finder's fee). Eligible purchases registered to a street name or nominee name account must provide appropriate verification of eligibility and average daily net assets upon which payment is to be made. Purchases made through a bank trust department, advisory firm or special program, as determined by the Distributor, which purchases shares at net asset value do not qualify for the finder's fee. The finder's fee will be credited to the dealer of record on the record date (currently, the last calendar day of February, May, August and November) and will be generally paid on the 20th day of the following month. Please contact the Distributor to determine eligibility to receive such fee.

                  PROSPECTUS SUPPLEMENT DATED MARCH 31, 1998
                                                                    VEM 803 213